POWER OF ATTORNEY

The undersigned, being a director of The Guardian Insurance & Annuity Company, Inc. (“GIAC”), does hereby constitute and appoint each of Richard T. Potter, Jr., D. Scott Dolfi, and John H. Walter as his true and lawful attorneys and agents, and each of them, with full power to act without the others, is hereby authorized, empowered and directed to take all action necessary, on behalf of GIAC, in the capacity indicated above, in order to comply with the Securities Act of 1933, the Investment Company Act of 1940 and any other applicable federal laws, including the filing of a registration statement, any amendment to the registration statement and undertaking, any application for exemption from the Investment Company Act of 1940 and any or all amendments to the foregoing relating to:

1)	the variable universal life product marketed under the name Park Avenue Life - 95, Securities Act of 1933 File No. 33-83412;

2)	the variable universal life product marketed under the name Park Avenue Life - 97, Securities Act of 1933 File No. 333-32101;

3)	the variable universal life product marketed under the name Flexible Solutions VUL Gold, Securities Act of 1933 File No. 333-148736;

4)	the variable universal life product marketed under the name Executive Benefits VUL, Securities Act of 1933 File No. 333-151073;

as such attorneys and agents shall deem necessary or appropriate. The undersigned hereby ratifies and confirms his respective signature as it may be signed by said attorneys and agents.

I hereby declare that a photostatic, xerographic or similar copy of this original instrument shall be as effective as the original thereof.

I hereby further revoke any and all powers of attorney previously given by me with respect to said registration statement, provided that this revocation shall not affect the exercise of such power prior to the date hereof.

This power of attorney shall remain in full force and effect until the undersigned is no longer a director of GIAC, unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact.

IN WITNESS WHEREOF, the undersigned has duly executed this power of attorney on the 13th day of August, 2009.

/s/ K. Rone Baldwin K. Rone Baldwin

Witness:	/s/ Karen L. Olvany

POWER OF ATTORNEY

The undersigned, being a director of The Guardian Insurance & Annuity Company, Inc. (“GIAC”), does hereby constitute and appoint each of Richard T. Potter, Jr., D. Scott Dolfi, and John H. Walter as her true and lawful attorneys and agents, and each of them, with full power to act without the others, is hereby authorized, empowered and directed to take all action necessary, on behalf of GIAC, in the capacity indicated above, in order to comply with the Securities Act of 1933, the Investment Company Act of 1940 and any other applicable federal laws, including the filing of a registration statement, any amendment to the registration statement and undertaking, any application for exemption from the Investment Company Act of 1940 and any or all amendments to the foregoing relating to:

1)	the variable universal life product marketed under the name Park Avenue Life - 95, Securities Act of 1933 File No. 33-83412;

2)	the variable universal life product marketed under the name Park Avenue Life - 97, Securities Act of 1933 File No. 333-32101;

3)	the variable universal life product marketed under the name Flexible Solutions VUL Gold, Securities Act of 1933 File No. 333-148736;

4)	the variable universal life product marketed under the name Executive Benefits VUL, Securities Act of 1933 File No. 333-151073;

as such attorneys and agents shall deem necessary or appropriate. The undersigned hereby ratifies and confirms her respective signature as it may be signed by said attorneys and agents.

I hereby declare that a photostatic, xerographic or similar copy of this original instrument shall be as effective as the original thereof.

I hereby further revoke any and all powers of attorney previously given by me with respect to said registration statement, provided that this revocation shall not affect the exercise of such power prior to the date hereof.

This power of attorney shall remain in full force and effect until the undersigned is no longer a director of GIAC, unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact.

IN WITNESS WHEREOF, the undersigned has duly executed this power of attorney on the 13th day of August, 2009.

/s/ Margaret W. Skinner Margaret W. Skinner

Witness:	/s/ Karen L. Olvany